Financial Adviser:

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Gateway Fund
Average Annual Total Returns
As of January 31, 2008

One Year 4.03%
Five Years 8.00%
Ten Years 5.90%
From January 1, 1988 8.86%

Maximum Sales Charge 0.00%
Expense Ratio * 0.95%

* As of December 31, 2006 per the current prospectus dated May 1, 2007.

Average Annual Total Returns
As of December 31, 2007

One Year 7.94%
Five Years 8.23%
Ten Years 6.31%
From January 1, 1988 9.02%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Data Source: Gateway Investment Advisers, L.P.

Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries. Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund.

Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data used. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

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If you have any questions regarding the Fund, please don't hesitate to contact me.

Jane Marko
Marketing
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339 extension 443

TO:	FINANCIAL PROFESSIONALS
FROM:	WALTER G. SALL
DATE:	FEBRUARY 6, 2008
SUBJECT:	TRACTION ON A SLIPPERY SLOPE — GATEWAY FUND DECLINES 2.23% IN JANUARY VERSUS A 6.00% DECLINE FOR THE S&P 500 INDEX

•	OPTION CASH FLOW ALLOWS GATEWAY FUND TO PARE S&P 500 INDEX DECLINE IN JANUARY

•	THE S&P 500 INDEX EXPERIENCES ITS WORST JANUARY IN 17 YEARS: DOWN 6.00%

•	THE LEHMAN BROTHERS U. S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX GAINS 2.13% AS THE FEDERAL RESERVE BOARD FIGHTS POTENTIAL RECESSION WITH TWO RATE CUTS TOTALING 1.25%

•	GATEWAY FUND SHAREHOLDERS APPROVE REORGANIZATION AT JANUARY 18 SHAREHOLDER MEETING

•	VISIT THE GATEWAY FUND WEBSITE AT www.gatewayfund.com

	MONTH OF JANUARY 2008	TRAILING 12-MONTHS AS OF 1/31/08
GATEWAY FUND	-2.23%	4.03%
Lehman Brothers U. S. Intermediate Government/Credit Bond Index	2.13%	9.63%
S&P 500 Index	-6.00%	-2.31%

MONTH OF JANUARY 2008

With housing and mortgage markets continuing to deteriorate, credit woes spread to the consumer markets. As economic news remained bearish for stocks, the S&P 500 Index began January by extending its gradual but persistent descent. Surprisingly, the Chicago Board Options Exchange Volatility Index (the “VIX”), a gauge of market uncertainty, experienced little upward momentum as investors, although apprehensive, exhibited no heightened sense of panic. On January 21, with the U. S. market on holiday, news of a scandal at a major European bank provided the impetus for a rapid rise in volatility. Despite a surprise 0.75% rate cut announcement by the Federal Reserve Board (the “Fed”), the S&P 500 Index opened January 22 down 50 points, or approximately 3.84%, and the VIX spiked to 37.57 intraday. The expanded volatility exhibited by these market gyrations provided a rapid rise in the value of put option premiums.

•
On January 22, the Gateway Fund realized profits in some puts in response to the rapid increase in premiums. The sale of puts provided valuable cash flow and helped the Fund offset the decline in the value of its stock portfolio, resulting in a total return of -2.23% for the month. Despite this negative result, the Fund entered February well-positioned to take advantage of the increase in call premiums as volatility increased.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	TRACTION ON A SLIPPERY SLOPE — GATEWAY FUND DECLINES 2.23% IN JANUARY VERSUS A 6.00% DECLINE FOR THE S&P 500 INDEX
DATE:	FEBRUARY 6, 2008
PAGE:	TWO

•
 As of January 31, 2008, the Fund’s diversified portfolio was fully hedged with index call options at an average strike price between 1.5% and 2.5% out-of-the-money. The Fund owned index put options between 80% and 95% of the notional value of the portfolio, with average strike prices between 7.5% and 10.0% out-of-the-money. The VIX was 22.5 on December 31, 2007, and by January 31 had increased to 26.2 after approaching 37.6 early on January 22.

•
Stock investors reacted with dismay at the continuing bad news from the mortgage and consumer loan markets. At the close on January 22, 2008, the S&P 500 Index was down 10.67% year-to-date. Quick and decisive action by the Fed, including an additional 0.50% rate cut on January 30, allowed stocks to rally back to end the month down 6.00%.

•
Bond investors continued to benefit from the steady supply of negative forecasts related to economic growth and a host of disappointing consumer statistics. As money sought a safer home in U. S. Treasury securities, the Lehman Brothers U. S. Intermediate Government/Credit Bond Index posted a robust monthly return of 2.13%.

HEDGING PERSPECTIVES

The S&P 500 Index peaked on October 9, 2007. Since that date through January 31, it declined 11.41%. While the full impact of the real estate decline may not yet be felt, many secondary economic impacts on the credit markets, the financial sector and consumer spending have been observed. Linkages to global market results have also appeared.

•
 During this same period (from the S&P 500 Index peak to January 31, 2008), helped considerably by increased cash flow from hedging transactions, the impact of the market decline on Gateway Fund investors was limited to -2.76%.

•
 Both sides of the Fund’s index-option hedging strategy have come into play during this period. In the early phase of the decline, cash flow from call option premiums benefited the Fund. In the more recent phase, and specifically on January 22, increasing put values permitted the Fund to further limit the impact of the market decline.

RESULTS OF JANUARY 18 SHAREHOLDER MEETING

As we reported in June, Gateway Investment Advisers, L.P., has entered into an agreement to be acquired by Natixis Global Asset Management, L.P. In connection with this acquisition, the Trustees of The Gateway Trust unanimously approved a proposal to reorganize the Gateway Fund to become part of the Natixis Funds family.

We are happy to report that at a special shareholder meeting held on January 18, this reorganization was approved by shareholders as over 92% of the votes cast were in favor of the proposal. We appreciate the patience and efforts of shareholders and their advisers in helping us complete this task. Shareholders will be receiving more information over the next weeks regarding the transaction.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	TRACTION ON A SLIPPERY SLOPE — GATEWAY FUND DECLINES 2.23% IN JANUARY VERSUS A 6.00% DECLINE FOR THE S&P 500 INDEX
DATE:	FEBRUARY 6, 2008
PAGE:	THREE

TRAILING TWELVE-MONTH PERFORMANCE as of January 31, 2008
		Gateway Fund	Lehman Bros. U. S. Intermediate Government/Credit Bond Index	S&P 500 Index
2007	February	-0.22%	1.38%	-1.96%
	March	1.21%	0.17%	1.12%
	April	1.34%	0.48%	4.43%
	May	1.25%	-0.64%	3.49%
	June	0.53%	0.02%	-1.66%
	July	-1.06%	0.95%	-3.10%
	August	1.64%	1.21%	1.50%
	September	1.55%	0.69%	3.74%
	October	1.25%	0.73%	1.59%
	November	-1.72%	1.90%	-4.18%
	December	0.51%	0.26%	-0.69%
2008	January	-2.23%	2.13%	-6.00%

RISK/RETURN COMPARISON January 1, 1988 — January 31, 2008
	Gateway Fund	Lehman Bros. U.S. Intermediate Government/Credit Bond Index	S&P 500 Index
Return *	8.86%	7.12%	11.40%
Risk **	5.85%	3.25%	13.58%

*	average annual total return
**	annualized standard deviation of monthly total returns

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	TRACTION ON A SLIPPERY SLOPE — GATEWAY FUND DECLINES 2.23% IN JANUARY VERSUS A 6.00% DECLINE FOR THE S&P 500 INDEX
DATE:	FEBRUARY 6, 2008
PAGE:	FOUR

AVERAGE ANNUAL TOTAL RETURNS as of January 31, 2008
	Gateway Fund	Lehman Bros. U. S. Intermediate Government/Credit Bond Index	S&P 500 Index
One Year	4.03%	9.63%	-2.31%
Three Years	6.88%	4.99%	7.28%
Five Years	8.00%	4.50%	12.03%
Ten Years	5.90%	5.84%	5.14%
Since 1/1/88	8.86%	7.12%	11.40%

Maximum Sales Charge	0.00%
Expense Ratio *	0.95%

* As of December 31, 2006 per the current prospectus dated May 1, 2007.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2007
Gateway Fund
One Year	7.94%
Three Years	7.56%
Five Years	8.23%
Ten Years	6.31%
Since 1/1/88	9.02%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. At times the Gateway Fund may not own any put options, resulting in increased exposure to a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	TRACTION ON A SLIPPERY SLOPE — GATEWAY FUND DECLINES 2.23% IN JANUARY VERSUS A 6.00% DECLINE FOR THE S&P 500 INDEX
DATE:	FEBRUARY 6, 2008
PAGE:	FIVE

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441